Exhibit 99.1 Action #1: Win Customers – Guaranteeing Results 2 Maintain Annual Gallons 25,000 Potential Gross Profit Valvoline Brand Valvoline Brand Impact $ 11,408 Valvoline Account Incentive Programs Valvoline PFP Program $ 29,308 Valvoline Incentive Program (BDF/IIF) $ 7,032 Valvoline Promotions Valvoline Drives $ 33,750 VPS Lifetime Guarantee $ 23,400 VPS Stickerbucks $ 26,700 Valvoline Capabilities Safety Program $ 14,813 National Training Program $ 7,355 Recruiting $ 13,850 Virtual Call Control (For 5 or More Stores) $ 29,925 Valvoline Partner Solutions Total $ 197,541 Since launch in January 2019, 63% of customers presented with the guarantee switched to Valvoline 63